Exhibit 32.1


      CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350 AS ADOPTED PURSUANT
                TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

         In connection with the accompanying Quarterly Report of Health Systems Solutions, Inc. (the "Company") on Form 10-QSB for the fiscal quarter ending June 30, 2003, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, B.M. Milvain, Principal Executive Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002, to the best of my knowledge, that:

         (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

         (2) The information contained in the Report fully presents, in all material respects, the financial condition and results of operations of the Company.


By:  /s/ B.M. Milvain
     ---------------------------
     B.M. Milvain
     Principal Executive Officer
     August 12, 2003